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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C. 20549



                                      FORM 8-K


                                   CURRENT REPORT

      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): October 2, 1998


                                  DAY RUNNER, INC.
               (Exact name of registrant as specified in its charter)



                                      DELAWARE
                   (State or other jurisdiction of incorporation)

            0-19835                                      95-3624280
   (Commission File Number)                (I.R.S. Employer Identification No.)


                                15295 Alton Parkway
                                  Irvine, CA 92618
                      (Address of principal executive offices)


          Registrant's telephone number, including area code: 714/680-3500


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ITEM 5.   OTHER EVENTS

     See Press Release in Exhibit 99.1


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
     -------------

     Item No.                               Exhibit Index
     --------                               -------------

       99.1          Press Release issued October 2, 1998 by the Registrant


                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAY RUNNER, INC.



                              by:  /s/ JAMES E. FREEMAN, JR.
                                   ---------------------------------
                                   James E. Freeman, Jr.
                                   Chief Executive Officer

Dated:    October 2, 1998


                                   EXHIBIT INDEX

Exhibit Number                        Description                      Page No.

99.1                        Press Release issued October
                            2, 1998 by the Registrant